Form BCA-2.10                    ARTICLES OF INCORPORATION
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(Rev Jan 1991)
George H. Ryan
Secretary of State
Department of Business Services
Springfield, IL 62756
Telephone (217) 782-6961
--------------------------------
Payment  must  be  made by
certified check, cashier's
check, Illinois attorney's
check Illinois C.P.A's
check or money order,
payable to "Secretary of
State."
--------------------------------

            FILED
         APR 12 1993

       GEORGE H. RYAN
     SECRETARY OF STATE

--------------------------------

    Submit in Duplicate

--------------------------------

    This space for use by
     Secretary of State

Date 4-12-93

Franchise Tax   $25
Filing Fee      $75
                ---
                100

Approved:
--------------------------------

1. CORPORATE NAME: Standard Parking Corporation IL
                   -------------------------------------------------------------

   -----------------------------------------------------------------------------
   (The corporate name must contain the word "corporation", "company," incorporated," "limited" or an abbreviation thereof)
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2. Initial Registered Agent:  Michael K. Wolf
                              --------------------------------------------------
                              First Name          Middle Initial       Last Name

   Initial Registered Office: 55 E. Monroe Street, Ste, 3440
                              --------------------------------------------------
                              Number                  Street            Suite #

                              Chicago, Illinois 60603                    Cook
                              --------------------------------------------------
                              City                   Zip Code           County
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3. Purpose or purposes for which the corporation is organized:
   (If not sufficient space to cover this point, add one or more sheets of this size.)

   To transact any or all lawful activities and businesses which are authorized by the Illinois Business Corporation Act of 1983 as amended, and to purchase or otherwise acquire, hold, use, own, mortgage, sell, convey, lease or otherwise dispose of and deal in real and personal property of every class and description or any interest therein.
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4. Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:
                                                                   Consideration
                                                Number of Shares        to be
                 Per Value   Number of Shares    Proposed to be       Received
Class            per Share      Authorized           Issued           Therefor
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Common            No Par          100,000              100             $1,000
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                                                             Total     $1,000

   Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

   (If not sufficient space to cover this point add one or more sheets of this size.)

                                                            EXPEDITED
            PAID                                           APR 12 1993
         APR 12 1993                                   SECRETARY OF STATE

                                     (over)

5. OPTIONAL: (a)  Number of directors constituting the initial board of directors of the corporation:____________________.

             (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify:

              Name                                 Residential Address
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

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6. OPTIONAL: (a) It is estimated that the value of all
                 property to be owned by the corporation
                 for the following year wherever located
                 will be:                                      $________________

             (b) It is estimated that the value of the
                 property to be located within the State
                 of Illinois during the following year will
                 be:                                           $________________

             (c) It is estimated that the gross amount of
                 business which will be transacted by the
                 corporation during the following year will
                 be:                                           $________________

             (d) It is estimated that the gross amount of
                 business which will be transacted from
                 places of business in the State of Illinois
                 during the following year will be:            $________________
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7. OPTIONAL: OTHER PROVISIONS

             Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing and duration other than perpetual, etc.
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8.                    NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

      The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated April 9, 1993

             Signature and Name                                Address


   1.                                     1. 30 South Wacker Drive, 29th Floor
      ---------------------------------      -----------------------------------
           Signature                               Street

      Dianne M. Chiappetti                   Chicago, Illinois 60606-7484
      ---------------------------------      -----------------------------------
           (Type or Print Name)                    City/Town    State   Zip Code


   2.                                     2.
      ---------------------------------      -----------------------------------
           Signature                               Street


      ---------------------------------      -----------------------------------
           (Type or Print Name)                    City/Town    State   Zip Code


   3.                                     3.
      ---------------------------------      -----------------------------------
           Signature                               Street


      ---------------------------------      -----------------------------------
           (Type or Print Name)                    City/Town    State   Zip Code

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies.)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.
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

                                  FEE SCHEDULE

o The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25 and a maximum of $1,000,000.

o     The filing fee is $75

o     The minimum total due (franchise tax + filing fee) is $100
      (Applies when the Consideration to be Received as set forth in item 4 does not exceed $16,667)

o The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

      Illinois Secretary of State           Springfield, IL 62756
      Department of Business Services       Telephone (217) 782-6961

File # D5726-251-6
---------------------------
Form BCA-5.10
NFP-105.10
     (Rev. Jan. 1995)
---------------------------
George H. Ryan
Secretary of State
Department of Business
 Services
Springfield, IL  62756
Telephone (217) 782-3647                                  Submit in Duplicate
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  STATEMENT OF CHANGE OF             FILED             This space for use by
 REGISTERED AGENT AND/OR          MAR 23 1996           Secretary of State
    REGISTERED OFFICE            GEORGE H. RYAN
                               SECRETARY OF STATE     Date
                                     PAID
                                  MAR 25 1996         Franchise Tax   $5

                                                      Approved:
                                                      --------------------------
                                                      Remit payment in check or
                                                      money order, payable to
                                                      "Secretary of State."
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1. CORPORATE NAME: Standard Parking Corporation IL
                   -------------------------------------------------------------

2. STATE OR COUNTRY OF INCORPORATION: Illinois
                                     -------------------------------------------

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3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):
        Registered Agent:  Michael                   K.            Wolf
                           -----------------------------------------------------
                           First Name          Middle Initial    Last Name

        Registered Office: 55 E. Monroe Street,  Ste, 3440
                           -----------------------------------------------------
                           Number       Street     Suite #  (A P.O. Box alone is
                                                               not acceptable)

                           Chicago                 60603           Cook
                           -----------------------------------------------------
                           City                   Zip Code        County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

        Registered Agent:  Michael                   K.            Wolf
                           -----------------------------------------------------
                           First Name          Middle Initial    Last Name

        Registered Office: 200 E. Randolph Dr., Suite 4800
                           -----------------------------------------------------
                           Number       Street     Suite #  (A P.O. Box alone is
                                                               not acceptable)

                           Chicago                 60601           Cook
                           -----------------------------------------------------
                           City                   Zip Code        County

                          File Number 5726-251-6
                                     ------------

                                STATE OF ILLINOIS

                        OFFICE OF THE SECRETARY OF STATE

Whereas, ARTICLES OF INCORPORATION OF STANDARD PARKING CORPORATION IL INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great
                Seal of the State of Illinois, at the City of Springfield, this 12TH day of APRIL A.D. 1993 and of the Independence of the United States the two hundred and 17TH.


                                                /s/ George H. Ryan
                                                --------------------------------
                                                      Secretary of State

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6. The above change was authorized by: ("X" one box only)

   a. |_| By resolution duly adopted by the board of directors. (Note 5)

   b. |X| By action of the registered agent. (Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7. (If authorized by the board of directors, sign here. See Note 5)

      The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated                          19,
      -----------------------     ------  --------------------------------------
                                                (Exact Name of Corporation)

attested by                               by
            -----------------------         ------------------------------------
       (Signature of Secretary of Assistant      (Signature of Vice President)
                    Secretary)

            -----------------------         ------------------------------------
         (Type of print Name and Title)          (Type or Print Name and Title)

(If the change of registered office by registered agent, sign here. See Note 6)

   The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated                          19, 96
      ------------------------    -----  ---------------------------------------
                                            (Signature of Registered Agent of
                                                         Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3. A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

      IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its ____________ President, and its corporate seal to be hereto affixed, attested by its _____________ Secretary, this _______ day of ___________, 1970.


                                             STANDARD AUTO PARK, INC.
                                             -----------------------------------
                                              (Exact Corporate Name)

                   Place
              (CORPORATE SEAL)               By /s/
                    Here                        --------------------------------
                                                    Its President

ATTEST:

/s/
-------------------------------------
Its Secretary

STATE OF ILLINOIS            )
                             ): ss
COUNTY OF COOK               )

      I, Lawrence Kasakoff, a Notary Public, do hereby certify that on the 18th day of December 1970, SIDNEY WARSHAUER personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

      IN WITNESS WHEREOF, I have hereunto set my hand and Seal the day and year before written.

                   Place                     /s/ L. Kasakoff
              (CORPORATE SEAL)               -----------------------------------
                    Here                                    Notary Public